Multiple Sponsored Retirement Options II

issued by

Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

Supplement Dated October 24, 2025, to the Contract Prospectus,

Initial Summary Prospectus, and Updating Summary Prospectus

each dated May 1, 2025, as amended

This supplement to the variable annuity contract prospectus (“contract prospectus”), initial summary prospectus and updating summary prospectus (“summary prospectuses”), updates and amends certain information contained in them. Please read this supplement carefully and keep it with the contract prospectus and summary prospectuses that you may have received, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus and summary prospectuses.

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NOTICE OF AND IMPORTANT INFORMATION ABOUT YOUR

CONTRACT PROSPECTUS AND SUMMARY PROSPECTUSES

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NEW INVESTMENT ADVISORY AGREEMENT

AND FUND NAME CHANGES

On April 21, 2025, Macquarie Group Limited, the parent company of Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust, together with certain of its affiliates, and Nomura Holding America Inc. (“Nomura”), announced that they had entered into an agreement for Nomura to acquire the US and European public investments asset management business of Macquarie Asset Management. The closing of this transaction will result in the automatic termination of the Macquarie Science and Technology Fund and the Macquarie Small Cap Value Fund (each “Fund’s”) investment advisory agreement with DMC, and any sub-advisory agreement, as applicable.

On June 18, 2025, each Fund’s Board of Trustees (the “Board”) approved, and recommended shareholders approve, a new investment advisory agreement for each Fund that, pending shareholder approval, would go into effect at the closing of the transaction. Shareholders of each Fund as of a record date to be determined will receive proxy materials for a special meeting of shareholders of the Fund at which the approval of the new investment advisory agreement will be considered. The Board also unanimously approved an interim investment advisory agreement between each Fund and DMC (the “Interim Agreement”), which would become effective at the time of the transaction, under which DMC could provide investment advisory services to each Fund for up to the earlier of 150 days from the effective date of the Interim Agreement or the date of shareholder approval of the new advisory agreement for such Fund. The transaction is subject to customary closing conditions, including the receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is expected to close on or about October 31, 2025.

Upon the closing of the Nomura transaction, Macquarie Funds will be renamed Nomura Funds, and each of the Funds will be renamed as follows:

Current Fund Name	New Fund Name
Macquarie Science and Technology Fund	Nomura Science and Technology Fund
Macquarie Small Cap Value Fund	Nomura Small Cap Value Fund

X.167680-25C	October 2025

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MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the contract prospectus, summary prospectuses, and Statement of Additional Information for each fund. You may obtain these documents by contacting Customer Service.

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full contract prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number, or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Please retain this supplement for future reference.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.167680-25C	October 2025